UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 20, 2007

                       HUNGARIAN TELEPHONE AND CABLE CORP.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   1-11484                     13-3652685
(State or Other Jurisdiction       (Commission                  (IRS Employer
      of Incorporation)            File Number)              Identification No.)

                         1201 Third Avenue, Suite #3400
                         Seattle, Washington 98101-3034
                    (Address of Principal Executive Offices)

                                 (206) 654-0204
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure *

Hungarian Telephone and Cable Corp. ("HTCC") issued a press release today announcing the expected closing date of the Invitel transaction and the interest rate and maturity date of the floating rate senior notes ("Notes") to be issued by HTCC Holdco II, B.V., which is a company incorporated under the laws of the Netherlands and a subsidiary of HTCC.

The Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption therefrom, or in a transaction not subject to the registration requirements of the Securities Act and applicable state securities laws.

This report contains forward-looking statements as that term is described in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Further information on factors that could affect the Registrant's financial and other results is included in the Registrant's recent filings with the SEC.


Item 9.01 Financial Statements and Exhibits*

          (d)  Exhibits

               99.1 Press release dated April 20, 2007.




* The information furnished under Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto under Item 9.01, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


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


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             HUNGARIAN TELEPHONE AND CABLE CORP.


Date: April 20, 2007                         By: /s/ Peter T. Noone
                                                 -------------------------------
                                                 Peter T. Noone
                                                 General Counsel


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


                       HUNGARIAN TELEPHONE AND CABLE CORP.
                                  Exhibit Index


    Exhibit           Description of Document
    Number

     99.1             Press Release dated April 20, 2007


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